EXHIBIT 99
MONTHLY SERVICER’S CERTIFICATE
AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.
AMERICAN EXPRESS ISSUANCE TRUST
SERIES 2005-1
The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as servicer (“TRS”), pursuant to the Transfer and Servicing Agreement, dated as of May 19, 2005 (as may be amended and supplemented, the “Agreement”), among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC, a Delaware limited liability company, as transferor, TRS, as servicer and administrator, AMERICAN EXPRESS ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (the “Trust”), and THE BANK OF NEW YORK, as Indenture Trustee (the “Indenture Trustee”), does hereby certify that:
1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or the Indenture, dated as of May 19, 2005 (as amended or supplemented, the “Indenture”), between the Trust and the Indenture Trustee, as supplemented by the Series 2005-1 Indenture Supplement, dated as of September 16, 2005, between the Trust and the Indenture Trustee (as amended and supplemented, the “Indenture Supplement” and together with the Indenture, the “Indenture”), as applicable.
2. TRS is, as of the date hereof, the Servicer under the Agreement.
3. The undersigned is an Authorized Officer of the Servicer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Indenture Trustee.
4. This Certificate relates to the Payment Date occurring on October 15, 2007.
5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects its obligations under the Agreement and the Indenture through the Monthly Period preceding such Payment Date and no material default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.
6. The following is a description of each material default in the performance of the Servicer’s obligations under the provisions of the Agreement known to me to have been made by the Servicer through the Monthly Period preceding such Payment Date, which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: None
IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of October 2007.

AMERICAN EXPRESS TRAVEL RELATED
SERVICES COMPANY, INC., as Servicer

By:	/s/ Stephen J. Bakonyi

Name:	Stephen J. Bakonyi
Title:	Vice President
ABS Operations

AMERICAN EXPRESS ISSUANCE TRUST
SERIES 2005-1
MONTHLY REPORT

Monthly Period:	24-Aug-07 to 23-Sep-07
Record Date:	30-Sep-07
Payment Date:	15-Oct-07

TRUST ACTIVITY	TRUST TOTALS
1. Number of days in Monthly Period	31

2. Beginning of Monthly Period Number of Accounts	6,775,871

3. Beginning of Monthly Period Principal Receivables, including any additions or removals during the Monthly Period	$7,914,220,756.86

3a. Addition of Principal Receivables	$0.00

3b. Removal of Principal Receivables	$0.00

4. Beginning of Monthly Period Invested Amount of Collateral Certificates	$0.00

5. Beginning of Monthly Period Excess Funding Amount	$0.00

6. Beginning of Monthly Period Pool Balance	$7,914,220,756.86

7. Beginning of Monthly Period Available Overconcentration Account Amount	$0.00

8. New Principal Receivables	$6,660,017,955.74

9. Principal Collections	$6,726,132,175.56

10. Gross Default Amount	$22,527,789.85

11. End of Monthly Period Principal Receivables	$7,825,578,747.19

12. End of Monthly Period Invested Amount of Collateral Certificates	$0.00

13. End of Monthly Period Excess Funding Account Amount	$0.00

14. End of Monthly Period Pool Balance	$7,825,578,747.19

15. End of Monthly Period Required Pool Balance	$1,200,000,000.00

16. End of Monthly Period Available Overconcentration Account Amount	$0.00

17. Required Overconcentration Account Amount	$0.00

18. End of Monthly Period Number of Accounts	6,695,181

TRUST PERFORMANCE

1. Principal Collections	$6,726,132,175.56

2. Principal Payment Rate	84.99%

3. Net Default Amount	$16,488,473.95

4. Annualized Net Default Rate	2.48%

5. Finance Charge Collections	$208,024,706.45

6. Trust Portfolio Yield (Net of Defaults)	28.82%

7. Delinquencies

31 - 60 Days Delinquent	$125,407,399.66

61 - 90 Days Delinquent	$48,071,465.68

90+ Days Delinquent	$85,584,154.00

Total 30+ Days Delinquent	$259,063,019.34

TRANSFEROR AMOUNT

1. Beginning of Monthly Period Pool Balance	$7,914,220,756.86

2. Beginning of Monthly Period Nominal Liquidation Amount	$1,200,000,000.00

3. Beginning of Monthly Period Transferor Amount	$6,714,220,756.86

4. End of Monthly Period Pool Balance	$7,825,578,747.19

5. End of Monthly Period Nominal Liquidation Amount	$1,200,000,000.00

6. End of Monthly Period Transferor Amount	$6,625,578,747.19

7. End of Monthly Period Required Transferor Amount	$1,173,836,812.08

SERIES 2005-1 NOMINAL LIQUIDATION AMOUNT

1. Beginning of Monthly Period Series 2005-1 Nominal Liquidation Amount	$600,000,000.00

2. Reimbursement of previous reductions in the Series 2005-1 Nominal Liquidation Amount	$0.00

3. Investor Charge-offs	$0.00

4. Reallocated Principal Collections	$0.00

5. Principal Funding Account Balance	$0.00

6. Payments of principal of the Series 2005-1 Notes	$0.00

7. Reimbursement of previous reductions in the Series 2005-1 Nominal Liquidation Amount	$0.00

8. End of Monthly Period Series 2005-1 Nominal Liquidation Amount	$600,000,000.00

REALLOCATION GROUP A ALLOCATIONS	TRUST TOTAL	GROUP TOTAL
1. Nominal Liquidation Amount		$1,200,000,000.00

2. Finance Charge Collections	$208,024,706.45	$31,541,911.12

3. Interest		$5,434,193.33

4. Net Default Amount		$2,500,077.94

5. Servicing Fee paid to the servicer		$2,000,000.00

6. Additional Amounts		$0.00

SERIES 2005-1 ALLOCATIONS

1. Reallocation Group	Group A

2. Shared Excess Available Finance Charge Collections Group	Group A

3. Shared Excess Available Principal Collections Group	Group A

4. Principal Funding Account Balance	$0.00

5. Series 2005-1 Floating Allocation Percentage	7.58%

6. Series 2005-1 Finance Charge Collections	$15,770,955.56

7. Series 2005-1 Reallocation Group A Finance Charge Collections	$15,760,758.90

8. Net Investment Proceeds from Principal Funding Account	$0.00

9. Amounts withdrawn from the Accumulation Reserve Account	$0.00

10. Series 2005-1 Available Finance Charge Collections	$15,760,758.90

11. Series 2005-1 Allocation of Shared Excess Available Finance Charge Collections	$0.00

12. Series 2005-1 Determination Date	09/13/2007

13. Series 2005-1 Monthly Interest (17-Sep-07 to 14-Oct-07)	$2,706,900.00

14. Series 2005-1 Servicing Fee paid to the servicer	$1,000,000.00

15. Series 2005-1 Default Amount	$1,250,038.97

16. Series 2005-1 Principal Allocation Percentage	7.58%

17. Series 2005-1 Allocation of Principal Collections	509,927,563.22

18. Series 2005-1 Allocation of Shared Excess Available Principal Collections	$0.00

19. Series 2005-1 Allocation of amounts withdrawn from the Overconcentration Account	$0.00

APPLICATION OF SERIES 2005-1 AVAILABLE FINANCE CHARGE COLLECTIONS

1. Series 2005-1 Available Finance Charge Collections	$15,760,758.90

2. Class A Notes ($558,000,000)

a. Class A Monthly Interest (Note Interest Rate: 5.78250%)	$2,509,605.00

b. Class A Outstanding Monthly Interest	$0.00

c. Class A Additional Interest	$0.00

d. Class A Outstanding Additional Interest	$0.00

3. Class B Notes ($12,000,000)

a. Class B Monthly Interest (Note Interest Rate: 5.93250%)	$55,370.00

b. Class B Outstanding Monthly Interest	$0.00

c. Class B Additional Interest	$0.00

d. Class B Outstanding Additional Interest	$0.00

4. Class C Notes ($30,000,000)

a. Class C Monthly Interest (Note Interest Rate: 6.08250%)	$141,925.00

b. Class C Outstanding Monthly Interest	$0.00

c. Class C Additional Interest	$0.00

d. Class C Outstanding Additional Interest	$0.00

5. Series 2005-1 Servicing Fee paid to servicer	$1,000,000.00

6. Amount equal to Series 2005-1 Default Amount treated as Series 2005-1 Available Principal Collections	$1,250,038.97

7. Amount equal to unreimbursed reductions in the Series 2005-1 Nominal Liquidation Amount treated as Series 2005-1 Available Principal Collections	$0.00

8. Deposited to the Accumulation Reserve Account	$0.00

9. Deposited to the Class C Reserve Account	$0.00

10. In the event of default and acceleration, amount up to the outstanding dollar principal amount of the Series 2005-1 notes treated as Series 2005-1 Available Principal Collections	$0.00

11. Remaining amount treated as Shared Excess Available Finance Charge Collections available for allocation to other series in Shared Excess Available Finance Charge Collections Group A	$10,803,819.93

12. Remaining amount paid to the holder of the Transferor Interest	$10,803,819.93

APPLICATION OF SHARED EXCESS AVAILABLE FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 2005-1

1. Shared Excess Available Finance Charge Collections	$0.00

2. Applied to fund Class A Monthly Interest and Class A Additional Interest and any past due Class A Monthly Interest and Class A Additional Interest	$0.00

3. Applied to fund Class B Monthly Interest and Class B Additional Interest and any past due Class B Monthly Interest and Class B Additional Interest	$0.00

4. Applied to fund Class C Monthly Interest and Class C Additional Interest and any past due Class C Monthly Interest and Class C Additional Interest	$0.00

5. Applied to unpaid Series 2005-1 Servicing Fee	$0.00

6. Amount equal to Series 2005-1 Default Amount treated as Series 2005-1 Available Principal Collections	$0.00

7. Amount equal to unreimbursed reductions in the Series 2005-1 Nominal Liquidation Amount treated as Series 2005-1 Available Principal Collections	$0.00

8. Deposited to the Accumulation Reserve Account	$0.00

9. Deposited to the Class C Reserve Account	$0.00

10. In the event of default and acceleration, amount up to the outstanding dollar principal amount of the Series 2005-1 Notes treated as Series 2005-1 Available Principal Collections	$0.00

11. Remaining amount treated as Shared Excess Available Finance Charge Collections available to cover Series Available Finance Charge Collections Shortfalls	$0.00

12. Remaining amount paid to the holder of the Transferor Interest	$0.00

PRINCIPAL COLLECTIONS

1. Series 2005-1 Principal Allocation Percentage	7.58%

2. Series 2005-1 Principal Collections	$509,927,563.22

3. Reallocated Principal Collections required to pay shortfalls in interest on the Class A Notes or the Class B Notes or shortfalls in the Series 2005-1 Servicing Fee and past due amounts thereon	$0.00

4. Item 2 minus Item 3	$509,927,563.22

5. Other amounts treated as Series 2005-1 Available Principal Collections	$1,250,038.97

6. Series 2005-1 Available Principal Collections (total of items 4 and 5)	$511,177,602.19

APPLICATION OF AVAILABLE PRINCIPAL COLLECTIONS DURING REVOLVING PERIOD

1. Treated as Shared Excess Available Principal Collections	$511,177,602.19

APPLICATION OF PRINCIPAL COLLECTIONS DURING CONTROLLED ACCUMULATION PERIOD

1. Principal Funding Account	$0.00

2. Treated as Shared Excess Available Principal Collections	$0.00

APPLICATION OF PRINCIPAL COLLECTIONS DURING EARLY AMORTIZATION PERIOD

1. Class A Noteholders	$0.00

2. Class B Noteholders	$0.00

3. Class C Noteholders	$0.00

4. Treated as Shared Excess Available Principal Collections	$0.00

APPLICATION OF SHARED EXCESS AVAILABLE PRINCIPAL COLLECTIONS ALLOCATED TO SERIES 2005-1

1. Series 2005-1 Available Principal Collections Shortfall	$0.00

2. Shared Excess Available Principal Collections	$0.00

3. During the Controlled Accumulation Period:

3a. Amount deposited in the Principal Funding Account	$0.00

4. During the Early Amortization Period:	$0.00

4a. Paid to the Class A Noteholders	$0.00

4b. Paid to the Class B Noteholders	$0.00

4c. Paid to the Class C Noteholders	$0.00

SERIES 2005-1 PRINCIPAL FUNDING, ACCUMULATION, CLASS C RESERVE ACCOUNT

1. Principal Funding Account
Opening Balance	$0.00
Additions	$0.00
Withdrawals	$0.00
Ending Balance	$0.00

2. Investment Proceeds on Principal Funding Account	$0.00

3. Accumulation Reserve Account Amount
Opening Balance	$0.00
Additions	$0.00
Withdrawals	$0.00
Ending Balance	$0.00

4. Accumulation Reserve Account target amount	$0.00

5. Class C Reserve Account Amount
Opening Balance	$0.00
Additions	$0.00
Withdrawals	$0.00
Ending Balance	$0.00

6. Class C Reserve Account target amount	$0.00

PORTFOLIO PERFORMANCE DATA

1. Series 2005-1 Portfolio Yield
Current Monthly Period	28.48%
Prior Monthly Period	29.00%
Second Prior Monthly Period	29.49%

2. Series 2005-1 Quarterly Portfolio Yield	28.99%

3. Series 2005-1 Base Rate
Current Monthly Period	7.80%
Prior Monthly Period	7.66%
Second Prior Monthly Period	7.37%

4. Series 2005-1 Quarterly Base Rate	7.61%

5. Series 2005-1 Excess Spread Percentage
Current Monthly Period	20.67%
Prior Monthly Period	21.34%
Second Prior Monthly Period	22.12%

6. Series 2005-1 Quarterly Excess Spread Percentage	21.38%

Is the Quarterly Excess Spread Percentage greater than the Required Excess Spread Percentage?	Yes

7. Principal Payment Rate
Current Monthly Period	84.99%
Prior Monthly Period	87.70%
Second Prior Monthly Period	85.92%

8. Quarterly Principal Payment Rate	86.20%

Is the Quarterly Principal Payment Rate greater than 60%?	Yes

AMERICAN EXPRESS TRAVEL RELATED
SERVICES COMPANY, INC., as Servicer

By:	/s/ Stephen J. Bakonyi

Name:	Stephen J. Bakonyi
Title:	Vice President
ABS Operations

MONTHLY SERVICER’S CERTIFICATE
AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.
AMERICAN EXPRESS ISSUANCE TRUST
SERIES 2005-2
The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as servicer (“TRS”), pursuant to the Transfer and Servicing Agreement, dated as of May 19, 2005 (as may be amended and supplemented, the “Agreement”), among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC, a Delaware limited liability company, as transferor, TRS, as servicer and administrator, AMERICAN EXPRESS ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (the “Trust”), and THE BANK OF NEW YORK, as Indenture Trustee (the “Indenture Trustee”), does hereby certify that:
1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or the Indenture, dated as of May 19, 2005 (as amended or supplemented, the “Indenture”), between the Trust and the Indenture Trustee, as supplemented by the Series 2005-2 Indenture Supplement, dated as of September 16, 2005, between the Trust and the Indenture Trustee (as amended and supplemented, the “Indenture Supplement” and together with the Indenture, the “Indenture”), as applicable.
2. TRS is, as of the date hereof, the Servicer under the Agreement.
3. The undersigned is an Authorized Officer of the Servicer who is duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Indenture Trustee.
4. This Certificate relates to the Payment Date occurring on October 15, 2007.
5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects its obligations under the Agreement and the Indenture through the Monthly Period preceding such Payment Date and no material default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.
6. The following is a description of each material default in the performance of the Servicer’s obligations under the provisions of the Agreement known to me to have been made by the Servicer through the Monthly Period preceding such Payment Date, which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: None
IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of October 2007.

AMERICAN EXPRESS TRAVEL RELATED
SERVICES COMPANY, INC., as Servicer

By:	/s/ Stephen J. Bakonyi

Name:	Stephen J. Bakonyi
Title:	Vice President
ABS Operations

AMERICAN EXPRESS ISSUANCE TRUST
SERIES 2005-2
MONTHLY REPORT

Monthly Period:	24-Aug-07 to 23-Sep-07
Record Date:	30-Sep-07
Payment Date:	15-Oct-07

TRUST ACTIVITY	TRUST TOTALS

1. Number of days in Monthly Period	31
2. Beginning of Monthly Period Number of Accounts	6,775,871
3. Beginning of Monthly Period Principal Receivables, including any additions or removals during the Monthly Period	$7,914,220,756.86
3a. Addition of Principal Receivables	$0.00
3b. Removal of Principal Receivables	$0.00
4. Beginning of Monthly Period Invested Amount of Collateral Certificates	$0.00
5. Beginning of Monthly Period Excess Funding Amount	$0.00
6. Beginning of Monthly Period Pool Balance	$7,914,220,756.86
7. Beginning of Monthly Period Available Overconcentration Account Amount	$0.00
8. New Principal Receivables	$6,660,017,955.74
9. Principal Collections	$6,726,132,175.56
10. Gross Default Amount	$22,527,789.85
11. End of Monthly Period Principal Receivables	$7,825,578,747.19
12. End of Monthly Period Invested Amount of Collateral Certificates	$0.00
13. End of Monthly Period Excess Funding Account Amount	$0.00
14. End of Monthly Period Pool Balance	$7,825,578,747.19
15. End of Monthly Period Required Pool Balance	$1,200,000,000.00
16. End of Monthly Period Available Overconcentration Account Amount	$0.00
17. Required Overconcentration Account Amount	$0.00
18. End of Monthly Period Number of Accounts	6,695,181

TRUST PERFORMANCE

1. Principal Collections	$6,726,132,175.56
2. Principal Payment Rate	84.99%
3. Net Default Amount	$16,488,473.95
4. Annualized Net Default Rate	2.48%
5. Finance Charge Collections	$208,024,706.45
6. Trust Portfolio Yield (Net of Defaults)	28.82%
7. Delinquencies
31 - 60 Days Delinquent	$125,407,399.66
61 - 90 Days Delinquent	$48,071,465.68
90+ Days Delinquent	$85,584,154.00
Total 30+ Days Delinquent	$259,063,019.34

TRANSFEROR AMOUNT

1. Beginning of Monthly Period Pool Balance	$7,914,220,756.86
2. Beginning of Monthly Period Nominal Liquidation Amount	$1,200,000,000.00
3. Beginning of Monthly Period Transferor Amount	$6,714,220,756.86
4. End of Monthly Period Pool Balance	$7,825,578,747.19
5. End of Monthly Period Nominal Liquidation Amount	$1,200,000,000.00
6. End of Monthly Period Transferor Amount	$6,625,578,747.19
7. End of Monthly Period Required Transferor Amount	$1,173,836,812.08

SERIES 2005-2 NOMINAL LIQUIDATION AMOUNT

1. Beginning of Monthly Period Series 2005-2 Nominal Liquidation Amount	$600,000,000.00
2. Reimbursement of previous reductions in the Series 2005-2 Nominal Liquidation Amount	$0.00
3. Investor Charge-offs	$0.00
4. Reallocated Principal Collections	$0.00
5. Principal Funding Account Balance	$0.00
6. Payments of principal of the Series 2005-2 Notes	$0.00
7. Reimbursement of previous reductions in the Series 2005-2 Nominal Liquidation Amount	$0.00
8. End of Monthly Period Series 2005-2 Nominal Liquidation Amount	$600,000,000.00

REALLOCATION GROUP A ALLOCATIONS	TRUST TOTAL	GROUP TOTAL

1. Nominal Liquidation Amount		$1,200,000,000.00
2. Finance Charge Collections	$208,024,706.45	$31,541,911.12
3. Interest		$5,434,193.33
4. Net Default Amount		$2,500,077.94
5. Servicing Fee paid to the servicer		$2,000,000.00
6. Additional Amounts		$0.00

SERIES 2005-2 ALLOCATIONS

1. Reallocation Group	Group A

2. Shared Excess Available Finance Charge Collections Group	Group A

3. Shared Excess Available Principal Collections Group	Group A

4. Principal Funding Account Balance	$0.00

5. Series 2005-2 Floating Allocation Percentage	7.58%

6. Series 2005-2 Finance Charge Collections	$15,770,955.56

7. Series 2005-2 Reallocation Group A Finance Charge Collections	$15,781,152.23

8. Net Investment Proceeds from Principal Funding Account	$0.00

9. Amounts withdrawn from the Accumulation Reserve Account	$0.00

10. Series 2005-2 Available Finance Charge Collections	$15,781,152.23

11. Series 2005-2 Allocation of Shared Excess Available Finance Charge Collections	$0.00

12. Series 2005-2 Determination Date	09/13/2007

13. Series 2005-2 Monthly Interest (17-Sep-07 to 14-Oct-07)	$2,727,293.33

14. Series 2005-2 Servicing Fee paid to the servicer	$1,000,000.00

15. Series 2005-2 Default Amount	$1,250,038.97

16. Series 2005-2 Principal Allocation Percentage	7.58%

17. Series 2005-2 Allocation of Principal Collections	509,927,563.22

18. Series 2005-2 Allocation of Shared Excess Available Principal Collections	$0.00

19. Series 2005-2 Allocation of amounts withdrawn from the Overconcentration Account	$0.00

APPLICATION OF SERIES 2005-2 AVAILABLE FINANCE CHARGE COLLECTIONS

1. Series 2005-2 Available Finance Charge Collections	$15,781,152.23

2. Class A Notes ($558,000,000)

a. Class A Monthly Interest (Note Interest Rate: 5.82250%)	$2,526,965.00
b. Class A Outstanding Monthly Interest	$0.00
c. Class A Additional Interest	$0.00
d. Class A Outstanding Additional Interest	$0.00

3. Class B Notes ($12,000,000)

a. Class B Monthly Interest (Note Interest Rate: 6.03250%)	$56,303.33
b. Class B Outstanding Monthly Interest	$0.00
c. Class B Additional Interest	$0.00
d. Class B Outstanding Additional Interest	$0.00

4. Class C Notes ($30,000,000)

a. Class C Monthly Interest (Note Interest Rate: 6.17250%)	$144,025.00
b. Class C Outstanding Monthly Interest	$0.00
c. Class C Additional Interest	$0.00
d. Class C Outstanding Additional Interest	$0.00

5. Series 2005-2 Servicing Fee paid to servicer	$1,000,000.00

6. Amount equal to Series 2005-2 Default Amount treated as Series 2005-2 Available Principal Collections	$1,250,038.97

7. Amount equal to unreimbursed reductions in the Series 2005-2 Nominal Liquidation Amount treated as Series 2005-2 Available Principal Collections	$0.00

8. Deposited to the Accumulation Reserve Account	$0.00

9. Deposited to the Class C Reserve Account	$0.00

10. In the event of default and acceleration, amount up to the outstanding dollar principal amount of the Series 2005-2 notes treated as Series 2005-2 Available Principal Collections	$0.00

11. Remaining amount treated as Shared Excess Available Finance Charge Collections available for allocation to other series in Shared Excess Available Finance Charge Collections Group A	$10,803,819.93

12. Remaining amount paid to the holder of the Transferor Interest	$10,803,819.93

APPLICATION OF SHARED EXCESS AVAILABLE FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 2005-2

1. Shared Excess Available Finance Charge Collections	$0.00

2. Applied to fund Class A Monthly Interest and Class A Additional Interest and any past due Class A Monthly Interest and Class A Additional Interest	$0.00

3. Applied to fund Class B Monthly Interest and Class B Additional Interest and any past due Class B Monthly Interest and Class B Additional Interest	$0.00

4. Applied to fund Class C Monthly Interest and Class C Additional Interest and any past due Class C Monthly Interest and Class C Additional Interest	$0.00

5. Applied to unpaid Series 2005-2 Servicing Fee	$0.00

6. Amount equal to Series 2005-2 Default Amount treated as Series 2005-2 Available Principal Collections	$0.00

7. Amount equal to unreimbursed reductions in the Series 2005-2 Nominal Liquidation Amount treated as Series 2005-2 Available Principal Collections	$0.00

8. Deposited to the Accumulation Reserve Account	$0.00

9. Deposited to the Class C Reserve Account	$0.00

10. In the event of default and acceleration, amount up to the outstanding dollar principal amount of the Series 2005-2 Notes treated as Series 2005-2 Available Principal Collections	$0.00

11. Remaining amount treated as Shared Excess Available Finance Charge Collections available to cover Series Available Finance Charge Collections Shortfalls	$0.00

12. Remaining amount paid to the holder of the Transferor Interest	$0.00

PRINCIPAL COLLECTIONS

1. Series 2005-2 Principal Allocation Percentage	7.58%

2. Series 2005-2 Principal Collections	$509,927,563.22

3. Reallocated Principal Collections required to pay shortfalls in interest on the Class A Notes or the Class B Notes or shortfalls in the Series 2005-2 Servicing Fee and past due amounts thereon	$0.00

4. Item 2 minus Item 3	$509,927,563.22

5. Other amounts treated as Series 2005-2 Available Principal Collections	$1,250,038.97

6. Series 2005-2 Available Principal Collections (total of items 4 and 5)	$511,177,602.19

APPLICATION OF AVAILABLE PRINCIPAL COLLECTIONS DURING REVOLVING PERIOD

1. Treated as Shared Excess Available Principal Collections	$511,177,602.19

APPLICATION OF PRINCIPAL COLLECTIONS DURING CONTROLLED ACCUMULATION PERIOD

1. Principal Funding Account	$0.00

2. Treated as Shared Excess Available Principal Collections	$0.00

APPLICATION OF PRINCIPAL COLLECTIONS DURING EARLY AMORTIZATION PERIOD

1. Class A Noteholders	$0.00

2. Class B Noteholders	$0.00

3. Class C Noteholders	$0.00

4. Treated as Shared Excess Available Principal Collections	$0.00

APPLICATION OF SHARED EXCESS AVAILABLE PRINCIPAL COLLECTIONS ALLOCATED TO SERIES 2005-2

1. Series 2005-2 Available Principal Collections Shortfall	$0.00

2. Shared Excess Available Principal Collections	$0.00

3. During the Controlled Accumulation Period:

3a. Amount deposited in the Principal Funding Account	$0.00

4. During the Early Amortization Period:	$0.00

4a. Paid to the Class A Noteholders	$0.00

4b. Paid to the Class B Noteholders	$0.00

4c. Paid to the Class C Noteholders	$0.00

SERIES 2005-2 PRINCIPAL FUNDING, ACCUMULATION, CLASS C RESERVE ACCOUNT

1. Principal Funding Account
Opening Balance	$0.00
Additions	$0.00
Withdrawals	$0.00
Ending Balance	$0.00

2. Investment Proceeds on Principal Funding Account	$0.00

3. Accumulation Reserve Account Amount
Opening Balance	$0.00
Additions	$0.00
Withdrawals	$0.00
Ending Balance	$0.00

4. Accumulation Reserve Account target amount	$0.00

5. Class C Reserve Account Amount
Opening Balance	$0.00
Additions	$0.00
Withdrawals	$0.00
Ending Balance	$0.00

6. Class C Reserve Account target amount	$0.00

PORTFOLIO PERFORMANCE DATA

1. Series 2005-2 Portfolio Yield
Current Monthly Period	28.52%
Prior Monthly Period	29.05%
Second Prior Monthly Period	29.53%

2. Series 2005-2 Quarterly Portfolio Yield	29.03%

3. Series 2005-2 Base Rate
Current Monthly Period	7.84%
Prior Monthly Period	7.70%
Second Prior Monthly Period	7.41%

4. Series 2005-2 Quarterly Base Rate	7.65%

5. Series 2005-2 Excess Spread Percentage
Current Monthly Period	20.67%
Prior Monthly Period	21.34%
Second Prior Monthly Period	22.12%

6. Series 2005-2 Quarterly Excess Spread Percentage	21.38%

Is the Quarterly Excess Spread Percentage greater than the Required Excess Spread Percentage?	Yes

7. Principal Payment Rate
Current Monthly Period	84.99%
Prior Monthly Period	87.70%
Second Prior Monthly Period	85.92%

8. Quarterly Principal Payment Rate	86.20%

Is the Quarterly Principal Payment Rate greater than 60%?	Yes

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., as Servicer
By:	/s/ Stephen J. Bakonyi
Name:	Stephen J. Bakonyi
Title:	Vice President ABS Operations